UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  FORM 8-K/A-2


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): August 19, 2002



                                 INDIGINET, INC.
         ---------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


Florida                             0-32333                       65-0972865
----------------            ------------------------         -------------------
(State or other             (Commission File Number)          (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


8174 South Holly Street, Suite 402, Centennial, CO                  80122
--------------------------------------------------               ----------
    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code: (303) 504-4900


                74 - 478 Highway 111, #372, Palm Desert, CA 92260
               ---------------------------------------------------
               (Former name, former address and former fiscal year
                         (if changed since last report)

Item 2.  Acquisition or Disposition of Assets.
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     On January 1, 2002,  InDigiNet,  Inc. (the "Company")  entered into a Stock
Purchase Agreement with Fox Telecommunications, Inc., a Colorado corporation ("Fox"), as previously reported on Form 8-K filed with the Securities and Exchange Commission on March 18, 2002. An Amendment No. 1 to Form 8-K was filed on May 6, 2002 for the purpose of providing the required financial information.

     On August 19, 2002, the Company entered into a Settlement Agreement and Release with Fox and its President, Anthony Fox, which is effective as of June 30, 2002 (the "Settlement Agreement"), to dispose of the Fox subsidiary of the Company. Pursuant to the terms of the Settlement Agreement, Fox (i) assumed ownership from the Company of all of Fox's assets and liabilities, (ii) returned to the Company 250,000 shares of the Company's common stock, and (iii) voided a $125,000 promissory note payable by the Company to Fox. The complete terms of the transaction are contained in the Settlement Agreement which is filed herewith as Exhibit 3.


Item 7.  Financial Statements and Exhibits.
-------  ----------------------------------

     Item 7(a). Financial statements of business acquired (incorporated by reference to the Company's Current Report on Form 8-K/A-1, which was filed on May 6, 2002).

     ITEM 7(c). Exhibits.

     Exhibit 2 - Stock Purchase Agreement, dated as of January 1, 2002, by and between InDigiNet, Inc. and Fox Telecommunications, Inc. (incorporated by reference to the Company's Current Report on Form 8-K, which was filed on March 18, 2002).

     Exhibit 3 - Settlement Agreement and Release dated June 30, 2002 between Anthony Fox, Fox Telecommunications, Inc. and the Company.

     Exhibit 99- Management Services Agreement between InDigiNet,Inc., dated as of January 1, 2002, by and between InDigiNet, Inc. and Fox Telecommunicatuions, Inc. (incorporated by reference to the Company's Current Report on Form 8-K, which was filed on March 18, 2002).



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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        INDIGINET, INC.


Date:  August 28, 2002                 By: /c/ Clint Wilson
                                           -------------------------------------
                                           Name:  Clint Wilson
                                           Title: President











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